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                                                                      EXHIBIT 23

                     INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (File No. 33-58562 and File No.
33-88288).




/s/ Arthur Andersen LLP
December 8, 1998,
     Detroit, Michigan